Exhibit 10.15

                 FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT
                 ----------------------------------------------


     THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Amendment") is made and entered into this 28th day of March, 2001, by and between CONCURRENT COMPUTER CORPORATION, a Delaware corporation (hereinafter referred to as "Borrower") with its chief executive office and principal place of business at 4375 River Green Parkway, Duluth, Georgia 30096, and WACHOVIA BANK, N.A., a national banking association (hereinafter referred to as "Lender") with an office at 191 Peachtree Street, Atlanta, Georgia 30303.

                                    RECITALS:
                                    --------

     Lender and Borrower are parties to a certain Loan and Security Agreement dated November 3, 2000 (the "Loan Agreement"), pursuant to which Lender has made certain loans and other financial accommodations to Borrower.

     The  parties  desire  to amend the Loan Agreement as hereinafter set forth.

     NOW, THEREFORE, for TEN DOLLARS ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby severally acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

     1.     DEFINITIONS.  All  capitalized  terms used in this Amendment, unless
            -----------
otherwise defined herein, shall have the meaning ascribed to such terms in the Loan Agreement.

     2.     AMENDMENTS  TO LOAN AGREEMENT.  The Loan Agreement is hereby amended
            -----------------------------
as  follows:

          (a) By adding a new subsection 10.22 to Section 10 of the Loan Agreement that reads as follows:

               10.22.     DIVISION  REPORTS.  Borrower  shall  as  soon  as
                          ------------------
         practicable, but in any event on or before fifteen (15) days after the end of each calendar month, furnish or cause to be furnished to Lender a written status report, certified by a duly authorized officer of Borrower, showing the progress of the Xstreme Division and Real-Time Division, including sales during such period and current forecasted sales.


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          (b)     By deleting Covenant (E) of Supplement A to the Loan Agreement and  by  substituting  in  lieu  thereof  the  following:

               (E)     CONSOLIDATED  EBITDA  (XSTREME  DIVISION).  Maintain
                       -----------------------------------------
         Consolidated EBITDA of the Xstreme Division as of the last day of each period set forth below of at least the amounts set forth below for the periods applicable thereto:

                         Period                              Amount
                         ------                              ------

               July  1,  2000  through                    ($  8,100,000)
                 March  31,  2001

               July  1,  2000  through                    ($  8,500,000)
                 June  30,  2001

               For the Four Fiscal Quarters               ($  3,750,000)
                 ending September 30, 2001

               For the Four Fiscal Quarters                $    200,000
                 ending December 30, 2001

               For the Four Fiscal Quarters                $  4,600,000
                 ending March 31, 2002

               For the Four Fiscal Quarters                $  9,100,000
                 ending June 30, 2002

     3.     AMENDMENT  FEE.  To  induce  Lender  to  enter  into this Amendment,
            --------------
Borrower covenants and agrees that, simultaneously with the execution and delivery of this Amendment, Borrower shall pay to Lender an amendment fee in the amount of $5,000, in immediately available funds.

     4.     LIMITED  WAIVER  OF  DEFAULT.  Events  of  Default have occurred and
            ----------------------------
currently  exist  under  the  Loan Agreement as a result of Borrower's breach of
Section 12 of the Loan Agreement and Covenants (A) and (E) of Supplement A attached thereto (the "Designated Defaults"). The Designated Defaults exist because of Borrower's failure to maintain a Consolidated EBITDA of at least ($2,500,000) as of December 31, 2000 and a Consolidated EBITDA of the Xstreme Division of at least ($5,000,000) as of December 31, 2000. Borrower represents and warrants that the Designated Defaults are the only Default Conditions or Events of Default that exists under the Loan Agreement and the other Loan Documents as of the date hereof. Lender hereby waives the Designated Defaults in existence on the date hereof. In no event shall such waiver be deemed to constitute a waiver of (a) any Default Condition or Event of Default other than the Designated Defaults in existence on the date of this Amendment or (b)


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Borrower's obligation to comply with all of the terms and conditions of the Loan
Agreement and the other Loan Documents from and after the date hereof. Notwithstanding any prior, temporary mutual disregard of the terms of any contracts between the parties, Borrower hereby agrees that it shall be required strictly to comply with all of the terms of the Loan Documents on and after the date hereof.

     5.     RATIFICATION  AND  REAFFIRMATION.  Borrower  hereby  ratifies  and
            --------------------------------
reaffirms the Obligations, each of the Loan Documents and all of Borrower's covenants, duties, indebtedness and liabilities under the Loan Documents.

     6.     ACKNOWLEDGMENTS  AND  STIPULATIONS.  Borrower  acknowledges  and
            -----------------------------------
stipulates that the Loan Agreement and the other Loan Documents executed by Borrower are legal, valid and binding obligations of Borrower that are enforceable against Borrower in accordance with the terms thereof; all of the Obligations are owing and payable without defense, offset or counterclaim (and to the extent there exists any such defense, offset or counterclaim on the date hereof, the same is hereby waived by Borrower); the security interests and liens granted by Borrower in favor of Lender are duly perfected, first priority security interests and liens; and the unpaid principal amount of the Advances on and as of March 28, 2001, totaled $0.

     7.     REPRESENTATIONS AND WARRANTIES.  Borrower represents and warrants to
            ------------------------------
Lender, to induce Lender to enter into this Amendment, that no Default Condition or Event of Default exists on the date hereof other than the Designated Defaults; the execution, delivery and performance of this Amendment have been duly authorized by all requisite corporate action on the part of Borrower and this Amendment has been duly executed and delivered by Borrower; and all of the representations and warranties made by Borrower in the Loan Agreement are true and correct on and as of the date hereof.

     8.     REFERENCE  TO  LOAN  AGREEMENT.  Upon  the  effectiveness  of  this
            ------------------------------
Amendment, each reference in the Loan Agreement to "this Agreement," "hereunder," or words of like import shall mean and be a reference to the Loan Agreement, as amended by this Amendment.

     9.     BREACH  OF  AMENDMENT.  This  Amendment  shall  be  part of the Loan
            ---------------------
Agreement and a breach of any of any representation, warranty or covenant herein shall constitute an Event of Default.


     10.     EXPENSES  OF  LENDER.  Borrower agrees to pay, ON DEMAND, all costs
             --------------------
and expenses incurred by Lender in connection with the preparation, negotiation and execution of this Amendment and any other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Lender's legal counsel and any taxes or expenses associated with or incurred in connection with any instrument or agreement referred to herein or contemplated hereby.

     11.     EFFECTIVENESS; GOVERNING LAW.  This  Amendment  shall  be effective
             ----------------------------
upon acceptance by Lender in Atlanta, Georgia, notice of which acceptance is hereby waived, whereupon the same shall be governed by and construed in accordance with the internal laws of the State of Georgia.


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     12.     SUCCESSORS  AND  ASSIGNS.  This Amendment shall be binding upon and
             ------------------------
inure to the benefit of the parties hereto and their respective successors and assigns.

     13.     NO  NOVATION,  ETC.  Except as otherwise expressly provided in this
             -------------------
Amendment, nothing herein shall be deemed to amend or modify any provision of the Loan Agreement or any of the other Loan Documents, each of which shall remain in full force and effect. This Amendment is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Loan Agreement as herein modified shall continue in full force and effect.

     14.     COUNTERPARTS;  TELECOPIED  SIGNATURES.  This  Amendment  may  be
             -------------------------------------
executed in any number of counterparts and by different parties to this Amendment on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

     15.     FURTHER  ASSURANCES.  Borrower  agrees to take such further actions
             -------------------
as Lender shall reasonably request from time to time in connection herewith to evidence or give effect to the amendments set forth herein or any of the transactions contemplated hereby.

     16.     SECTION  TITLES.  Section  titles  and  references  used  in  this
             ---------------
Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto.

     17.     RELEASE  OF CLAIMS.  TO INDUCE LENDER TO ENTER INTO THIS AMENDMENT,
             ------------------
BORROWER HEREBY RELEASES, ACQUITS AND FOREVER DISCHARGES LENDER, AND ALL OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS OF LENDER, FROM ANY AND ALL LIABILITIES, CLAIMS, DEMANDS, ACTIONS OR CAUSES OF ACTION OF ANY KIND OR NATURE (IF THERE BE ANY), WHETHER ABSOLUTE OR CONTINGENT, DISPUTED OR UNDISPUTED, AT LAW OR IN EQUITY, OR KNOWN OR UNKNOWN, THAT BORROWER NOW HAS OR EVER HAD AGAINST LENDER ARISING UNDER OR IN CONNECTION WITH ANY OF THE LOAN
DOCUMENTS OR OTHERWISE. BORROWER REPRESENTS AND WARRANTS TO LENDER THAT BORROWER HAS NOT TRANSFERRED OR ASSIGNED TO ANY PERSON ANY CLAIM THAT BORROWER EVER HAD OR CLAIMED TO HAVE AGAINST LENDER.

     18.     WAIVER  OF  JURY  TRIAL.  TO  THE  FULLEST  EXTENT  PERMITTED  BY
             -----------------------
APPLICABLE LAW, THE PARTIES HERETO EACH HEREBY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, COUNTERCLAIM OR PROCEEDING ARISING OUT OF OR RELATED TO THIS AMENDMENT.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal and delivered by their respective duly authorized officers on the date first written above.

                             CONCURRENT  COMPUTER  CORPORATION
                             ("Borrower")

                             By:     /s/  Steven  R.  Norton
                                ------------------------------------------------
                                STEVEN R. NORTON, Executive Vice President,
                                Chief Financial Officer, Secretary and Treasurer

                                            [CORPORATE  SEAL]

                             Accepted  in  Atlanta,  Georgia:
                             -------------------------------

                             WACHOVIA  BANK,  N.A.
                             ("Lender")

                             By:     /s/  James  T.  Coleman
                                ------------------------------------------------
                                Title:  Vice  President


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                         CONCURRENT COMPUTER CORPORATION
                             SECRETARY'S CERTIFICATE
                                       OF
                         BOARD OF DIRECTORS RESOLUTIONS


     I,  Steven  R.  Norton,  DO  HEREBY  CERTIFY,  that  I  am the Secretary of
CONCURRENT COMPUTER CORPORATION (the "Corporation"), a corporation duly organized and existing under and by virtue of the laws of the State of Delaware and am keeper of the records and seal thereof; that the following is a true, correct and compared copy of the resolutions duly adopted by the unanimous consent of all members of the Board of Directors of said Corporation effective as of March 28, 2001; and that said resolutions are still in full force and effect:

     RESOLVED, that the President and Chief Executive Officer, and the Treasurer and Chief Financial Officer, or any other officer or board member of this Corporation (or the designee of any of them), each be, and each hereby is, authorized and empowered (either alone or in conjunction with any one or more of the other officers of the Corporation) to take, from time to time, all or any part of the following actions on or in behalf of the Corporation: (i) to make, execute and deliver to WACHOVIA BANK, N.A. ("Lender") (1) a First Amendment to Loan and Security Agreement (the "Amendment") providing for the amendment of certain terms of that certain Loan and Security Agreement dated November 3, 2000 between the Corporation and Lender (as at any time amended, the "Loan
Agreement"), and (2) all other agreements, documents and instruments contemplated by or referred to in the Amendment or executed by the Corporation in connection therewith; said Amendment and other agreements, documents and instruments to be substantially in the form presented by Lender with such additional, modified or revised terms as may be acceptable to any officer or director of the Corporation, as conclusively evidenced by his or her execution thereof; and (ii) to carry out, modify, amend or terminate any arrangements or agreements at any time existing between the Corporation and Lender.

     RESOLVED, that any arrangements, agreements, security agreements, or other instruments or documents referred to or executed pursuant to the Amendment by Steven R. Norton any other officer or director of the Corporation, or by an employee of the Corporation acting pursuant to delegation of authority, may be attested by such person and may contain such terms and provisions as such person shall, in his or her sole discretion, determine.

     RESOLVED, that the Loan Agreement and each amendment to the Loan Agreement heretofore executed by any officer or director of the Corporation and any actions taken under the Loan Agreement as thereby amended are hereby ratified and approved.

     I DO FURTHER CERTIFY that I am the Executive Vice President, Chief Financial Officer, Secretary and Treasurer of the Corporation am duly elected, qualified and acting as such.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Seal of the Corporation, this 28th day of March, 2001.


                                  /s/  Steven  R.  Norton
                                ------------------------------------------------
                                STEVEN  R.  NORTON,  Secretary

                                [CORPORATE  SEAL]


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